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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-19065) of The First American Financial Corportation of our report dated February 11, 1997 appearing on page 20 of this Form 10-K.


Price Waterhouse LLP

Costa Mesa, California
March 26, 1997